EXHIBIT 99.3


                                                                 EXECUTION COPY


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                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                                  as Seller,



                                      and



                       POOLED AUTO SECURITIES SHELF LLC,
                                 as Purchaser


                        ------------------------------

                        RECEIVABLES PURCHASE AGREEMENT

                           Dated as of June 1, 2006

                        ------------------------------



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                               TABLE OF CONTENTS

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                                  ARTICLE ONE

                                  DEFINITIONS

Section 1.01.  Definitions........................................................................................1
Section 1.02.  Other Definitional Provisions......................................................................6


                                  ARTICLE TWO

                           CONVEYANCE OF RECEIVABLES

Section 2.01.  Sale and Conveyance of Receivables.................................................................7
Section 2.02.  Purchase Price; Payments on the Receivables........................................................9
Section 2.03.  Transfer of Receivables...........................................................................10
Section 2.04.  Examination of Receivable Files...................................................................10
Section 2.05.  Expenses..........................................................................................10


                                 ARTICLE THREE

                        REPRESENTATIONS AND WARRANTIES

Section 3.01.  Representations and Warranties of the Purchaser...................................................11
Section 3.02.  Representations and Warranties of the Seller......................................................12
Section 3.03.  Representations and Warranties as to the Receivables..............................................14


                                 ARTICLE FOUR

                                  CONDITIONS

Section 4.01.  Conditions to Obligation of the Purchaser.........................................................16
Section 4.02.  Conditions to Obligation of the Seller............................................................19


                                 ARTICLE FIVE

                            COVENANTS OF THE SELLER

Section 5.01.  Protection of Right, Title and Interest in, to and Under the Receivables..........................20
Section 5.02.  Security Interests................................................................................21
Section 5.03.  Delivery of Payments..............................................................................21
Section 5.04.  No Impairment.....................................................................................21
Section 5.05.  Costs and Expenses................................................................................22
Section 5.06.  Sale..............................................................................................22

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Section 5.07.  Hold Harmless.....................................................................................22


                                  ARTICLE SIX

                                INDEMNIFICATION

Section 6.01.  Indemnification...................................................................................23


                                 ARTICLE SEVEN

                           MISCELLANEOUS PROVISIONS

Section 7.01.  Amendment.........................................................................................25
Section 7.02.  Termination.......................................................................................25
Section 7.03.  GOVERNING LAW.....................................................................................25
Section 7.04.  Notices...........................................................................................25
Section 7.05.  Severability of Provisions........................................................................25
Section 7.06.  Further Assurances................................................................................26
Section 7.07.  No Waiver; Cumulative Remedies....................................................................26
Section 7.08.  Counterparts......................................................................................26
Section 7.09.  Third-Party Beneficiaries.........................................................................26
Section 7.10.  Headings..........................................................................................26
Section 7.11.  Representations, Warranties and Agreements to Survive.............................................26
Section 7.12.  No Proceedings....................................................................................26

                                   SCHEDULES

Schedule A - Schedule of Receivables...........................................................................SA-1
Schedule B - Location of Receivable Files......................................................................SB-1


                                   EXHIBITS

Exhibit A - Representations and Warranties as to the Receivables................................................A-1
Exhibit B - Form of First-Tier Initial Assignment...............................................................B-1
Exhibit C - Form of First-Tier Subsequent Assignment............................................................C-1
Exhibit D - Officer's Certificate of Wachovia Bank..............................................................D-1
Exhibit E - Opinion of Counsel for Wachovia Bank................................................................E-1

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                        RECEIVABLES PURCHASE AGREEMENT

         This Receivables Purchase Agreement, dated as of June 1, 2006 is between Wachovia Bank, National Association, a national banking association ("Wachovia Bank"), as seller (the "Seller"), and Pooled Auto Securities Shelf LLC, a Delaware limited liability company ("PASS"), as purchaser (the "Purchaser").

         WHEREAS, in the regular course of its business, the Seller purchases motor vehicle retail installment sale contracts secured by new and used motor vehicles (the "Receivables");

         WHEREAS, the Seller intends to convey all of its right, title and interest in and to certain initial Receivables to the Purchaser on June 1, 2006, and certain subsequent Receivables to the Purchaser from time to time thereafter, and the Purchaser shall convey all of its right, title and interest in and to the Receivables to Wachovia Auto Owner Trust 2006-A (the "Issuer") pursuant to the sale and servicing agreement, dated as of June 1, 2006, among the Issuer, PASS, and Wachovia Bank; and

         WHEREAS, the Seller and the Purchaser wish to set forth the terms pursuant to which the Receivables are to be sold by the Seller to the Purchaser.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                 ARTICLE ONE

                                 DEFINITIONS

         Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

         "Agreement" means this Receivables Purchase Agreement.

         "Amount Financed" has the meaning specified in the Sale and Servicing Agreement.

         "Basic Documents" has the meaning specified in the Sale and Servicing Agreement.

         "Certificate" has the meaning specified in the Trust Agreement.

         "Certificateholder" has the meaning specified in the Trust Agreement.

         "Class A Note" has the meaning specified in the Indenture.

         "Class B Final Scheduled Distribution Date" has the meaning specified in the Indenture.

         "Closing Date" has the meaning specified in the Indenture.

         "Collection Period" has the meaning specified in the Indenture.

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         "Commission" has the meaning specified in the Sale and Servicing
Agreement.

         "Contract Rate" has the meaning specified in the Sale and Servicing Agreement.

         "Controlling Class" has the meaning specified in the Indenture.

         "Cutoff Date" has the meaning specified in the Sale and Servicing Agreement.

         "Dealer" has the meaning specified in the Sale and Servicing
Agreement.

         "Dealer Agreement" has the meaning specified in the Sale and Servicing Agreement.

         "Dealer Recourse" has the meaning specified in the Sale and Servicing Agreement.

         "Deposit Date" has the meaning specified in Sale and Servicing
Agreement.

         "Depositor" has the meaning specified in the Trust Agreement.

         "DTC" means The Depository Trust Company.

         "Exchange Act" has the meaning specified in the Indenture.

         "FDIC Rule" means 12 C.F.R. Section 360.6.

         "Financed Vehicle" has the meaning specified in the Sale and Servicing Agreement.

         "First-Tier Initial Assignment" means the First-Tier Initial Assignment, in substantially the form of Exhibit B hereto.

         "First-Tier Subsequent Assignment" means a First-Tier Subsequent Assignment, in substantially the form of Exhibit C hereto.

         "Fitch" has the meaning specified in the Indenture.

         "Free Writing Prospectus" means any information relating to the Notes disseminated by the Depositor or any Underwriter that constitutes a "free writing prospectus" within the meaning of Rule 405 under the Securities Act.

         "Holder" has the meaning specified in the Indenture.

         "Indenture" means the indenture, dated as of June 1, 2006, between the Issuer and the Indenture Trustee.

         "Indenture Trustee" has the meaning specified in the Indenture.

         "Initial Cutoff Date" has the meaning specified in the Sale and Servicing Agreement.

         "Initial Receivables" has the meaning specified in the Sale and Servicing Agreement.


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         "Initial Receivables Purchase Price" means $973,638,092.74.

         "Issuer" has the meaning specified in the recitals.

         "Issuer Free Writing Prospectus" means any "issuer free writing prospectus", as defined in Rule 433 of the rules and regulations of the Commission under the Securities Act, relating to the Notes that (i) is required to be filed with the Commission by the Purchaser, (ii) is a "road show that is a written communication" within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Notes or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Purchaser's records pursuant to Rule 433(g).

         "Lien" has the meaning specified in the Sale and Servicing Agreement.

         "Master Servicer" has the meaning specified in the Sale and Servicing Agreement.

         "Monthly Payment" has the meaning specified in the Sale and Servicing Agreement.

         "Net Liquidation Proceeds" has the meaning specified in the Sale and Servicing Agreement.

         "Note Balance" has the meaning specified in the Indenture.

         "Noteholders" has the meaning specified in the Indenture.

         "Notes" has the meaning specified in the Indenture.

         "Obligor" has the meaning specified in the Sale and Servicing
Agreement.

         "Officer's Certificate" has the meaning specified in the Sale and Servicing Agreement

         "Opinion of Counsel" has the meaning specified in Sale and Servicing Agreement.

         "Owner Trustee" has the meaning specified in the Trust Agreement.

         "PASS" has the meaning specified in the preamble.

         "PASS Holding" means PASS Holding LLC.

         "Pre-Funding Account" has the meaning specified in the Sale and Servicing Agreement.

         "Principal Balance" has the meaning specified in the Sale and Servicing Agreement.

         "Preliminary Prospectus" means the preliminary prospectus supplement, dated June 12, 2006, and the prospectus, dated June 12, 2006, of the Purchaser relating to the public offering by the Purchaser of the Underwritten Notes.


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         "Prospectus" means the prospectus supplement, dated June 14, 2006, and the prospectus, dated June 12, 2006, of the Purchaser relating to the public offering by the Purchaser of the Underwritten Notes.

         "Purchase Amount" has the meaning specified in Sale and Servicing Agreement.

         "Purchase Price" means the Initial Receivables Purchase Price or the Subsequent Purchase Price, as the context may require.

         "Purchaser" means PASS, in its capacity as purchaser of the Receivables under this Agreement, and its successors in such capacity.

         "Rating Agency" has the meaning specified in the Indenture.

         "Rating Agency Condition" has the meaning specified in the Indenture.

         "Receivable" means each motor vehicle retail installment sale contract sold by the Seller to the Purchaser pursuant to this Agreement and identified on the Schedule of Receivables.

         "Receivable Files" has the meaning specified in the Sale and Servicing Agreement.

         "Recoveries" has the meaning specified in the Sale and Servicing Agreement.

         "Representative" means Wachovia Capital Markets, LLC, as representative of the Underwriters.

         "Reserve Fund" has the meaning specified in the Sale and Servicing Agreement.

         "Reserve Fund Initial Deposit" has the meaning specified in Sale and Servicing Agreement.

         "Reserve Fund Subsequent Deposit" has the meaning specified in the Sale and Servicing Agreement.

         "Sale and Servicing Agreement" means the sale and servicing agreement, dated as of June 1, 2006, among the Issuer, the Depositor, the Seller and the Master Servicer.

         "Schedule of Initial Receivables" means the schedule of Receivables attached as Schedule A.

         "Schedule of Receivables" means the Schedule of Initial Receivables, as supplemented by one or more Schedules of Subsequent Receivables.

         "Schedule of Subsequent Receivables" means any list of Subsequent Receivables attached as Schedule A to the related First-Tier Subsequent Assignment.

         "Securities" means the Notes and the Certificates.

         "Securities Act" has the meaning specified in the Indenture.


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         "Seller" means Wachovia Bank, in its capacity as seller of the
Receivables under this Agreement, and its successors in such capacity.

         "Seller Information" means the information set forth in the Prospectus under the headings "Summary - Principal Parties - Seller and Master Servicer", "Risk Factors - Geographic concentration may result in more risk to you", "The Receivables Pool", "The Seller" and "Material Legal Issues Relating to the Receivables".

         "Simple Interest Receivable" has the meaning specified in the Sale and Servicing Agreement. "Standard & Poor's" has the meaning specified in the Indenture.

         "State" has the meaning specified in the Indenture.

         "Subsequent Cutoff Date" has the meaning specified in the Sale and Servicing Agreement.

         "Subsequent Receivables" has the meaning specified in the Sale and Servicing Agreement.

         "Subsequent Receivables Purchase Price" means, with respect to any Subsequent Receivables to be sold, transferred, assigned and otherwise conveyed to the Purchaser on the related Subsequent Transfer Date, the Principal Balance of such Subsequent Receivables as of the related Subsequent Cutoff Date, plus any premium or minus any discount agreed upon by the Seller and the Purchaser.

         "Subsequent Transfer Date" has the meaning specified in the Sale and Servicing Agreement.

         "Trust Agreement" means the second amended and restated trust agreement, dated as of June 1, 2006, between the Depositor and the Owner Trustee.

         "Trustee" means either the Owner Trustee or the Indenture Trustee, as the context requires.

         "UCC" has the meaning specified in the Indenture.

         "Underwriters" means the underwriters named in Schedule A to the Underwriting Agreement.

         "Underwriting Agreement" means the underwriting agreement, dated June 14, 2006, between PASS and the Representative.

         "Underwritten Notes" means the Class A Notes and the Class B Notes.

         "United States" has the meaning specified in the Indenture.

         "Wachovia Bank" has the meaning specified in the Sale and Servicing Agreement.


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         Section 1.02.  Other Definitional Provisions.

         (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Sale and Servicing Agreement, as the case may be.

         (b) With respect to all terms in this Agreement, unless the context otherwise requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time in the United States; (iii) "or" is not exclusive; (iv) "including" means including without limitation; (v) words in the singular include the plural and words in the plural include the singular; (vi) any agreement, document, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein;
(vii) references to a Person are also to its successors and permitted assigns;
(viii) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ix) Section, subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified; (x) references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; and (xi) the term "proceeds" has the meaning set forth in the applicable UCC.



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                                 ARTICLE TWO

                           CONVEYANCE OF RECEIVABLES

         Section 2.01. Sale and Conveyance of Receivables. On the Closing Date and on each Subsequent Transfer Date, subject to the terms and conditions of this Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, the Receivables set forth in the related Schedule of Initial Receivables or Schedule of Subsequent Receivables, as applicable and the other property relating thereto (as described below).

         (a) Subject to satisfaction of the conditions set forth in Section 4.01(a), on the Closing Date, and simultaneously with the transactions to be consummated pursuant to the Indenture, the Sale and Servicing Agreement and the Trust Agreement, the Seller shall, pursuant to the First-Tier Initial Assignment, sell, transfer, assign and otherwise convey to the Purchaser, and the Purchaser hereby purchases from the Seller, without recourse (subject to the Seller's obligations hereunder), all of the right, title and interest of the Seller in, to and under, whether now owned or existing or hereafter acquired or arising, in, to and under the following:

             (i) the Initial Receivables and all amounts due and collected on or in respect of the Initial Receivables (including proceeds of the repurchase of Initial Receivables by the Seller pursuant to Section 3.03(c)) after the Initial Cutoff Date;

             (ii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Initial Receivables and any other interest of the Seller in such Financed Vehicles;

             (iii) all proceeds from claims on or refunds of premiums of any physical damage or theft insurance policies and extended warranties covering such Financed Vehicles and any proceeds or refunds of premiums of any credit life or credit disability insurance policies relating to the Initial Receivables, the related Financed Vehicles or the related Obligors;

             (iv) the Receivable Files that relate to the Initial Receivables;

             (v) any proceeds of Dealer Recourse that relate to the Initial Receivables;

             (vi) the right to realize upon any property (including the right to receive future Net Liquidation Proceeds and Recoveries) that shall have secured an Initial Receivable and have been repossessed by or on behalf of the Seller; and

             (vii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing, and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all accounts, accounts receivable, general intangibles, chattel paper, documents, money, investment property, deposit accounts, letters of credit, letter of credit rights, insurance proceeds, condemnation awards, notes, drafts, acceptances, rights to payment of any and every kind and other forms of obligations and receivables,


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         instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         (b) Subject to the satisfaction of the conditions set forth in
Section 4.01(b), the Seller shall, pursuant to a First-Tier Subsequent Assignment, irrevocably sell, transfer, assign and otherwise convey to the Purchaser, without recourse (subject to the obligations of the Seller set forth herein), all right, title and interest of the Seller, whether now owned or existing or hereafter acquired or arising, in, to and under the following:

             (i) the Subsequent Receivables listed on the related Schedule of Subsequent Receivables and all amounts due and collected on or in respect of the Subsequent Receivables (including proceeds of the repurchase of Subsequent Receivables by the Seller pursuant to
         Section 3.03(c)) after the related Subsequent Cutoff Date;

             (ii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Subsequent Receivables and any other interest of the Seller in such Financed Vehicles;

             (iii) all proceeds from claims on or refunds of premiums of any physical damage or theft insurance policies and extended warranties covering such Financed Vehicles and any proceeds of or refunds of premiums of any credit life or credit disability insurance policies relating to the Subsequent Receivables, the related Financed Vehicles or the related Obligors;

             (iv) the Receivable Files that relate to the Subsequent
         Receivables;

             (v) any proceeds of Dealer Recourse that relate to the Subsequent Receivables;

             (vi) the right to realize upon any property (including the right to receive future Net Liquidation Proceeds and Recoveries) that shall have secured a Subsequent Receivable and have been repossessed by or on behalf of the Seller; and

             (vii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing, and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all accounts, accounts receivable, general intangibles, chattel paper, documents, money, investment property, deposit accounts, notes, drafts, acceptances, letters of credit, letter of credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitutes all or part of, or is included in, the proceeds of any of the foregoing.

         (c) In connection with each of the foregoing conveyances, the Seller further agrees, at its own expense, on or prior to the Closing Date (in the case of the Initial Receivables) or the related Subsequent Transfer Date (in the case of the Subsequent Receivables) to (i) annotate and indicate in its books, records and computer files that the related Receivables have been sold and


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transferred to the Purchaser pursuant to this Agreement, (ii) deliver to the
Purchaser a computer file or printed or microfiche list of the Schedule of Initial Receivables or, in the case of Subsequent Receivables, the related Schedule of Subsequent Receivables containing a true and complete list of the related Receivables, identified by account number and by the Principal Balance as of the related Cutoff Date, each of which files or lists shall be marked as Schedule A and is hereby incorporated into and made a part of this Agreement and (iii) deliver or cause to be delivered the related Receivable Files to or upon the order of the Purchaser.

         (d) The parties hereto intend that each conveyance of Receivables and related property hereunder be a sale and not a loan. In the event that any conveyance hereunder is for any reason not considered a sale, including in the event of an insolvency proceeding with respect to the Seller or any of the Seller's properties, the Seller hereby grants to the Purchaser a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the related Receivables, and all other property conveyed hereunder and all proceeds of the foregoing. The parties intend that this Agreement constitute a security agreement under applicable law. Such grant is made to secure the payment of all amounts payable hereunder, including the Initial Receivables Purchase Price and any Subsequent Receivables Purchase Price. If any such conveyance is for any reason considered to be a loan and not a sale, the Seller consents to the Purchaser transferring such security interest in favor of the Indenture Trustee and transferring the obligation secured thereby to the Indenture Trustee.

         (e) The Seller and the Purchaser intend that the (i) FDIC Rule shall apply to the transactions contemplated by this Agreement and the other Basic Documents and (ii) transactions contemplated by this Agreement and the other Basic Documents, taken as a whole, constitute a "securitization" within the meaning of the FDIC Rule.

         Section 2.02. Purchase Price; Payments on the Receivables.

         (a) On the Closing Date, in exchange for the Receivables and other assets described in Section 2.01(a), the Purchaser shall pay the Seller the Initial Receivables Purchase Price in cash or immediately available funds. The Purchaser, as set forth in the Sale and Servicing Agreement, shall deposit, from funds it receives from the sale of the Notes and Certificates, the (i) Reserve Fund Initial Deposit into the Reserve Fund, (ii) Pre-Funding Account Initial Deposit into the Pre-Funding Account and (iii) the Maximum Negative Carry Amount into the Negative Carry Account, each of which amounts shall be an asset of the Issuer. PASS Holding shall receive and shall be the Holder of, the Certificates.

         (b) On each Subsequent Transfer Date, in exchange for the Subsequent Receivables and the other property related thereto described in Section 2.01(b) to be sold, transferred, assigned and otherwise conveyed to the Purchaser on such Subsequent Transfer Date, the Purchaser shall pay to or upon the order of the Seller, the related Subsequent Receivables Purchase Price in cash. Such Subsequent Receivables Purchase Price shall be an amount equal to the funds it receives from the Pre-Funding Account pursuant to Section 4.08(a) of the Sale and Servicing Agreement, relating to the sale of such Subsequent Receivables, and payments relating to increases in the value of the Certificate (as more fully described in Section 2 of the Purchase Agreement) due to such Subsequent Receivables, less, the sum of the Reserve Fund Subsequent Deposit, which will be deposited into the Reserve Fund and shall be an asset of the Issuer.


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         (c) The Purchaser shall be entitled to, and shall convey such right to the Issuer pursuant to the Sale and Servicing Agreement, all amounts due and collected on or in respect of the Receivables received after the related Cutoff Date or Dates.

         Section 2.03. Transfer of Receivables. Pursuant to the Sale and Servicing Agreement, the Purchaser will assign all of its right, title and interest in, to and under the Receivables and other assets described in Sections 2.01(a) and 2.01(b) to the Issuer. The parties hereto acknowledge that the Issuer will pledge its rights in, to and under the Receivables and other assets described in Sections 2.01(a) and 2.01(b) to the Indenture Trustee pursuant to the Indenture. The Purchaser shall have the right to assign its interest under this Agreement as may be required to effect the purposes of the Sale and Servicing Agreement, without the consent of the Seller, and the Issuer as assignee shall succeed to the rights hereunder of the Purchaser.

         Section 2.04. Examination of Receivable Files. The Seller will make the Receivable Files available to the Purchaser or its agent for examination at the Seller's offices or such other location as otherwise shall be agreed upon by the Purchaser and the Seller.

         Section 2.05. Expenses. The Seller will reimburse the Purchaser for certain of the expenses of the Purchaser in connection with the issuance and delivery of the Securities and sale of the Notes, including: (i) expenses incident to the printing, reproducing and distributing of any Free Writing Prospectus, the Preliminary Prospectus and the Prospectus, (ii) any fees charged by Fitch and Standard & Poor's in connection with the rating of the Notes, (iii) the fees of DTC in connection with the book-entry registration of the Notes, (iv) the reasonable expenses incurred by the Purchaser in connection with the initial qualification of the Underwritten Notes for sale under the laws of such jurisdictions in the United States as the Purchaser or the Representative may designate, (v) the fees and disbursements of the Trustees and their respective counsel, (vi) the fees and disbursements of Sidley Austin LLP, counsel to the Purchaser, in connection with the purchase of the Receivables hereunder and the issuance and delivery of the Securities and sale of the Underwritten Notes and (vii) the SEC registration fee in the amount equal to the sum of the product of (a) 0.000107 and (b) $1,300,000,000.


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                                ARTICLE THREE

                        REPRESENTATIONS AND WARRANTIES

         Section 3.01. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the date of this Agreement, the Closing Date and as of each Subsequent Transfer Date that:

             (a) Organization and Good Standing. The Purchaser has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own and purchase the Receivables.

             (b) Due Qualification. The Purchaser is duly qualified to do business as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or to obtain such licenses and approvals would, in the reasonable judgment of the Purchaser, materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

             (c) Power and Authority. The Purchaser has the power and authority to execute and deliver, and perform its obligations under, this Agreement and each other Basic Document to which it is a party. The Purchaser has full power and authority to sell and assign the property listed in Section 2.01(a) that it is acquiring from the Seller and shall sell and assign to and deposit with the Issuer such property and shall duly authorize such sale and assignment by all necessary limited liability company action; and the execution, delivery and performance of this Agreement and each other Basic Document to which the Purchaser is a party has been duly authorized by the Purchaser by all necessary limited liability company action.

             (d) No Violation. The execution, delivery and performance by the Purchaser of this Agreement and of the purchase of the Receivables and the consummation of the transactions contemplated hereby and by each other Basic Document to which it is a party and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the certificate of formation or limited liability company agreement of the Purchaser, nor conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, agreement or other instrument to which the Purchaser is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than Liens created by this Agreement and the other Basic Documents); nor violate any law or, to the Purchaser's knowledge, any order, rule or regulation applicable to the Purchaser of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the

         Purchaser or its properties, which breach, default, conflict, Lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Purchaser or on the ability of the Purchaser to perform its obligations under this Agreement.

             (e) No Proceedings. There are no proceedings or investigations pending, or to the Purchaser's knowledge, threatened against the Purchaser, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document to which it is a party, (ii) seeking to prevent the issuance and delivery of the Securities, the sale of the Notes or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Purchaser is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which it is a party.

         Section 3.02. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Purchaser as of the date of this Agreement, the Closing Date and as of each Subsequent Transfer Date that:

             (a) Organization and Good Standing. The Seller has been duly organized and is validly existing as a national banking association under the laws of the United States and continues to hold a valid certificate to do business as such, and has the power to own its assets and to transact the business in which it is currently engaged. The Seller is duly authorized to transact business and has obtained all necessary licenses and approvals, and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such authorization.

             (b) Power and Authority. The Seller has the power and authority to execute and deliver and perform its obligations under this Agreement and each other Basic Document to which the Seller is a party, and the execution, delivery and performance of this Agreement and each other Basic Document to which the Seller is a party has been duly authorized by the Seller. When executed and delivered, this Agreement and the other Basic Documents to which the Seller is a party will constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except that such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors generally, and creditors of national banking associations and financial institutions the accounts of which are insured by the Federal Deposit Insurance Corporation in particular, and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.

             (c) No Violation. The execution, delivery and performance by the Seller of this Agreement and the sale of the Receivables, the consummation of the transactions contemplated hereby and by each other Basic Document to which it is a party and the fulfillment of the terms hereof and thereof will not conflict with, result in a breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, its articles of incorporation or bylaws, nor conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, agreement or other instrument to which it is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to its knowledge, any order, rule or regulation applicable to it of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or its properties, which breach, default, conflict, Lien or violation would have a material adverse effect on the Seller's earnings, business affairs or business prospects or on the ability of the Seller to perform its obligations under this Agreement.

             (d) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Seller is a party, (ii) seeking to prevent the issuance and delivery of the Securities, the sale of the Notes or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Seller is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Seller is a party.

             (e) Principal Executive Office. The chief executive office of the Seller is One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288.

             (f) No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

             (g) Other Information. No certificate of an officer, statement or document furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement, document or report not misleading.

             (h) Solvency. The sale of the Receivables to the Purchaser is not being made with any intent to hinder, delay or defraud any of its creditors. The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Receivables, nor does the Seller anticipate any pending insolvency.

             (i) Official Record. This Agreement is and shall remain at all times prior to the termination hereof an official record of the Seller as referred to in Section 13(e) of the Federal Deposit Insurance Act, as amended by 12 U.S.C. Section 1823(e).

             (j) Prospectus. As of the date of the Prospectus and as of the Closing Date, the Seller Information does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Section 3.03. Representations and Warranties as to the Receivables.

         (a) Eligibility of Receivables. The Seller makes the representations and warranties set forth in Exhibit A with respect to the Receivables, on which the Purchaser relies in accepting the Receivables and in transferring the Receivables to the Issuer under the Sale and Servicing Agreement and on which the Issuer relies in pledging the same to the Indenture Trustee pursuant to the Indenture. Except as otherwise provided, such representations and warranties speak as of the date of execution and delivery of this Agreement, the Closing Date (in the case of the Initial Receivables) and as of each Subsequent Transfer Date (in the case of the related Subsequent Receivables), but shall survive the sale, transfer and assignment of the Receivables to the Purchaser, the subsequent sale, transfer and assignment of the Receivables by the Purchaser to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

         (b) Notice of Breach. The Purchaser, the Seller, the Issuer, the Owner Trustee or the Indenture Trustee, as the case may be, shall inform the other parties promptly, in writing, upon discovery of any breach of the Seller's representations and warranties pursuant to Section 3.03(a) which materially and adversely affects the interests of the Noteholders in any Receivable.

         (c) Repurchase of Receivables. In the event of a breach of any representation or warranty set forth pursuant to Section 3.03(a) which materially and adversely affects the interests of the Purchaser, the Issuer or the Noteholders in any Receivable that shall not have been cured by the close of business on the last day of the Collection Period which includes the 30th day after the date on which the Seller becomes aware of, or receives written notice from the Master Servicer, the Purchaser, the Issuer or any Noteholder of such breach, the Seller shall repurchase such Receivable from the Issuer on the related Deposit Date. This repurchase obligation shall apply to all representations and warranties contained in Section 3.03(a) except as otherwise noted whether or not the Seller or the Purchaser has knowledge of the breach at the time of the breach or at the time the representations and warranties were made. In consideration of the repurchase of any such Receivable the Seller shall remit an amount equal to the Purchase Amount in respect of such Receivable to the Issuer in the manner set forth in the Sale and Servicing Agreement. In the event that, as of the date of execution and delivery of this Agreement, any Liens or claims shall have been filed, including Liens for work, labor or materials relating to a Financed Vehicle, that shall be prior to, or equal or coordinate with, the Lien granted by the related Receivable (whether or not the Seller has knowledge thereof), which Liens or claims shall not have been satisfied or otherwise released in full as of the Closing Date, the Seller shall repurchase such Receivable on the terms and in the manner specified above. Upon any such repurchase, the Purchaser shall, without further action, be deemed to transfer, assign, set-over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Purchaser in, to and under such repurchased Receivable, all other related assets described in Section 2.01(a) or 2.01(b) and all monies due or to become due with respect thereto and all proceeds thereof. The Purchaser, the Issuer, the Owner Trustee or the Indenture Trustee, as applicable, shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Receivable pursuant to this Section. The sole remedy of the Purchaser, the Issuer, the Trustees or the Noteholders with respect to a breach of the Seller's representations and warranties pursuant to Section 3.03(a) or with respect to the existence of any such Liens or claims shall be to require the Seller to repurchase the related Receivables pursuant to this Section.

                                 ARTICLE FOUR

                                  CONDITIONS

         Section 4.01. Conditions to Obligation of the Purchaser.

         (a) The obligation of the Purchaser to purchase the Initial Receivables from the Seller on the Closing Date is subject to the satisfaction of the following conditions:

             (i) Representations and Warranties True. The representations and warranties of the Seller contained herein and in the other Basic Documents shall be true and correct on the Closing Date with the same effect as if made on the Closing Date, and each of the Seller and the Master Servicer shall have performed all obligations to be performed by it hereunder and under the other Basic Documents on or before the Closing Date.

             (ii) Computer Files Marked. The Seller shall, at its own expense, on or before the Closing Date, indicate in its computer files that the Initial Receivables have been sold to the Purchaser pursuant to this Agreement and deliver to the Purchaser an Officer's Certificate confirming that its computer files have been marked pursuant to this subsection, and shall deliver to the Purchaser the Schedule of Initial Receivables, certified by an authorized officer of the Seller to be true, correct and complete.

             (iii) Documents to be Delivered. The Purchaser shall have received the following, all of which shall be dated as of the Closing Date or such other date as specified:

                   (A) the Schedule of Initial Receivables;

                   (B) the First-Tier Initial Assignment;

                   (C) an Officer's Certificate of the Seller and the Master
             Servicer, substantially in the form of Exhibit D;

                   (D) opinions of counsel for the Seller and the Master
             Servicer, in the aggregate substantially in the form of Exhibit E, addressed to the Purchaser and the Underwriters;

                   (E) copies of resolutions of the board of directors of the
             Seller approving the execution, delivery and performance of the other Basic Documents to which the Seller is a party, and the performance of the transactions contemplated hereunder and thereunder, certified by the Secretary or an Assistant Secretary of the Seller;

                   (F) copies of the articles of association of the Seller,
             together with all amendments, revisions and supplements thereto, certified by the Comptroller of the Currency as of a recent date, to the effect that the Seller has been duly organized, is duly authorized to transact business and is validly existing as a banking institution in good standing;

                   (G) UCC search reports from the appropriate offices in the
             State of North Carolina as to the Seller;

                   (H) a letter from KPMG LLP as to certain financial and
             statistical information in the Prospectus, which letter shall be acceptable in form and substance to the Purchaser;

                   (I) reliance letters to each opinion of counsel to the Seller or the Master Servicer delivered to Standard & Poor's or Fitch in connection with the purchase of the Initial Receivables hereunder or the issuance of the Securities or the sale of the Notes;

                   (J) the Seller shall record and file, at its own expense,
             on or prior to the Closing Date, a financing statement in each jurisdiction in which such filing is required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, and the Issuer, as assignee, naming the Receivables and the related property described in Section 2.01 as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of the Receivables to the Purchaser; and the Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser on the Closing Date; and

                   (K) such other documents, certificates and opinions as may be requested by the Purchaser or its counsel.

             (iv) Execution of Basic Documents. The Basic Documents shall have been executed and delivered by the parties thereto.

             (v) Rating of the Notes. (i) Fitch and Standard & Poor's, respectively, shall have assigned ratings of (A) "F1+" and "A-1+" to the Class A-1 Notes, (B) "AAA" and "AAA" to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes and (C) "BBB" and "BBB" to the Class B Notes.

             (vi) Other Transactions. The transactions contemplated by the Basic Documents shall be consummated on the Closing Date.

             (vii) No Termination of the Underwriting Agreement. The Purchaser may terminate this Agreement at any time at or prior to the Closing Date if (i) the Underwriting Agreement has been terminated in accordance with its terms, (ii) there has been, since the time of execution of the Underwriting Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Purchaser or the Seller, whether or not arising in the ordinary course of business, (iii) there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Underwritten Notes or to enforce contracts for the sale of the Underwritten Notes, (iv) trading in any securities of the Purchaser, the Seller or any of their respective Affiliates has been suspended or materially limited by the Commission or if trading generally on the American Stock Exchange, the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, (v) a material disruption has occurred in commercial banking or securities settlement or clearing services in the United States or (vi) if a banking moratorium has been declared by Federal, North Carolina or New York authorities.

         (b) The obligation of the Purchaser to purchase Subsequent Receivables from the Seller on the related Subsequent Transfer Date is subject to the satisfaction of the following conditions:

             (i) Representations and Warranties True. The representations and warranties of the Seller contained herein and in the other Basic Documents shall be true and correct on such Subsequent Transfer Date with the same effect as if made on such Subsequent Transfer Date, and each of the Seller and the Master Servicer shall have performed all obligations to be performed by it hereunder and under the other Basic Documents on or before such Subsequent Transfer Date.

             (ii) Computer Files Marked. The Seller shall, at its own expense, on or before such Subsequent Transfer Date, indicate in its computer files that the related Receivables have been sold to the Purchaser pursuant to this Agreement and deliver to the Purchaser an Officer's Certificate confirming that its computer files have been marked pursuant to this subsection, and shall deliver to the Purchaser the related Schedule of Subsequent Receivables, certified by an authorized officer of the Seller to be true, correct and complete.

             (iii) Documents to be Delivered. The Purchaser shall have received the following, all of which shall be dated as of such Subsequent Transfer Date or such other date as specified:

                   (A) the related Schedule of Subsequent Receivables;

                   (B) the related First-Tier Subsequent Assignment;

                   (C) within ten days of the related Subsequent Transfer Date, the Seller shall record and file, at its own expense, a UCC financing statement in each jurisdiction in which required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, naming such Subsequent Receivables and the other property conveyed under
             Section 2.01(b) as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Subsequent Receivables to the Purchaser; and the Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser within ten days of the related Subsequent Transfer Date;

                   (D) an Officer's Certificate of the Seller and Master
             Servicer, substantially in the form of Exhibit D; and

                   (E) such other documents, certificates and opinions as may be requested by the Purchaser or its counsel, including a letter from KPMG LLP as to certain information as to the aggregate characteristics of the Initial Receivables and all Subsequent Receivables in a report on Form 8-K that the Purchaser shall file with the Commission within 15 days after the end of the Pre-Funding Period.

             (iv) Satisfaction of Sale and Servicing Agreement Conditions. All of the conditions to the transfer of the Subsequent Receivables from the Purchaser to the Trust specified in Section 2.01(d) of the Sale and Servicing Agreement shall have been satisfied.

         Section 4.02. Conditions to Obligation of the Seller. The obligation of the Seller to sell the Initial Receivables to the Purchaser on the Closing Date and any Subsequent Receivables to the Purchaser on the related Subsequent Transfer Date is subject to the satisfaction of the following conditions:

             (a) Representations and Warranties True. The representations and warranties of the Purchaser contained herein and in the other Basic Documents shall be true and correct on the Closing Date or the related Subsequent Transfer Date, as the case may be, with the same effect as if then made, and the Purchaser shall have performed all obligations to be performed by it hereunder and under the other Basic Documents on or before the Closing Date or the related Subsequent Transfer Date, as the case may be.

             (b) Payment of Initial and Subsequent Receivables Purchase Price. In consideration of the sale of the Receivables from the Seller to the Purchaser as provided in Section 2.01, (i) on the Closing Date the Purchaser shall have paid to the Seller an aggregate amount equal to the Initial Receivables Purchase Price, and (ii) on each Subsequent Transfer Date the Purchaser shall have paid to the Seller an aggregate amount equal to the related Subsequent Receivables Purchase Price.

                                 ARTICLE FIVE


                            COVENANTS OF THE SELLER

         Section 5.01. Protection of Right, Title and Interest in, to and Under the Receivables.

         (a) The Seller, at its expense, shall cause this Agreement and all financing statements and continuation statements and any other necessary documents covering the Purchaser's right, title and interest in, to and under the Receivables and other property conveyed by the Seller to the Purchaser hereunder to be promptly authorized, recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder to the Receivables and such other property. The Seller shall deliver to the Purchaser file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection.

         (b) Within 30 days after the Seller makes any change in its name, identity or organizational structure which would make any financing statement or continuation statement filed in accordance with Section 4.01(a)(iii)(J) or 4.01(b)(iii)(C) seriously misleading within the meaning of the UCC as in effect in the applicable State, the Seller shall give the Purchaser notice of any such change and within 30 days after such change shall authorize, execute and file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's security interest in the Receivables and the proceeds thereof.

         (c) The Seller shall give the Purchaser written notice within 60 days of any relocation of any office from which the Seller keeps records concerning the Receivables or of its principal executive office or its jurisdiction of organization and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and within 60 days after such relocation shall authorize, execute and file such financing statements or amendments as may be necessary to continue the perfection of the interest of the Purchaser in the Receivables and the proceeds thereof. The Seller shall at all times maintain its jurisdiction of organization, its principal place of business, its chief executive office and the location of the office where the Receivables Files and any accounts and records relating to the Receivables are kept within the United States.

         (d) The Seller shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable.

         (e) The Seller shall maintain its computer systems so that, from and after the time of the transfer of the Receivables to the Purchaser pursuant to this Agreement, the Seller's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly and unambiguously that such Receivable is owned by the Purchaser (or, upon transfer of the Receivables to the Issuer, by the Issuer). Indication of the Purchaser's ownership of a Receivable shall be deleted from or modified on the Seller's computer systems when, and only when, such Receivable shall have been paid in full or repurchased by the Seller.

         (f) If at any time the Seller shall propose to sell, grant a security interest in or otherwise transfer any interest in any motor vehicle retail installment sale contract to any prospective purchaser, lender or other transferee, the Seller shall give to such prospective purchaser, lender or other transferee computer tapes, compact disks, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly and unambiguously that such Receivable has been sold and is owned by the Purchaser (or, upon transfer of the Receivables to the Issuer, the Issuer), unless such Receivable has been paid in full or repurchased by the Seller.

         (g) The Seller shall permit the Purchaser and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Seller's records regarding any Receivable, upon reasonable prior notice.

         (h) If the Seller has repurchased one or more Receivables from the Purchaser or the Issuer pursuant to Section 3.03(c), the Seller shall, upon request, furnish to the Purchaser, within ten Business Days, a list of all Receivables (by Receivable number and name of Obligor) then owned by the Purchaser or the Issuer, together with a reconciliation of such list to the Schedule of Receivables.

         Section 5.02. Security Interests. Except for the conveyances hereunder, the Seller covenants that it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter created, or any interest therein; the Seller will immediately notify the Purchaser of the existence of any Lien on any Receivable and, in the event that the interests of the Noteholders in such Receivable are materially and adversely affected, such Receivable shall be repurchased from the Purchaser by the Seller in the manner and with the effect specified in Section 3.03(c), and the Seller shall defend the right, title and interest of the Purchaser and its assigns in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this subsection shall prevent or be deemed to prohibit the Seller from suffering to exist upon a Receivable any Lien for municipal or other local taxes if such taxes shall not at the time be due and payable or if the Seller shall currently be contesting the validity of such taxes in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

         Section 5.03. Delivery of Payments. The Seller covenants and agrees to deliver in kind upon receipt to the Master Servicer under the Sale and Servicing Agreement all payments received by or on behalf of the Seller in respect of the Receivables as soon as practicable after receipt thereof by the Seller.

         Section 5.04. No Impairment. The Seller covenants that it shall take no action, nor omit to take any action, which would impair the rights of the Purchaser, the Issuer or the Noteholders in any Receivable, nor shall it, except as otherwise provided in this Agreement or the Sale and Servicing Agreement, reschedule, revise or defer payments due on any Receivable.

         Section 5.05. Costs and Expenses. The Seller shall pay all reasonable costs and expenses incurred in connection with the perfection of the Purchaser's right, title and interest in, to and under the Receivables.

         Section 5.06. Sale. The Seller agrees to treat the conveyances hereunder for all purposes (including financial accounting purposes) as an absolute transfer on all relevant books, records, financial statements and related documents.

         Section 5.07. Hold Harmless. The Seller shall protect, defend, indemnify and hold the Purchaser and the Issuer and their respective assigns and their attorneys, accountants, employees, officers and directors harmless from and against all losses, costs, liabilities, claims, damages and expenses of every kind and character, as incurred, resulting from or relating to or arising out of (i) the inaccuracy, nonfulfillment or breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, (ii) any legal action, including any counterclaim, that has either been settled by the litigants (which settlement, if the Seller is not a party thereto shall be with the consent of the Seller) or has proceeded to judgment by a court of competent jurisdiction, in either case to the extent it is based upon alleged facts that, if true, would constitute a breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, (iii) any actions or omissions of the Seller or any employee or agent of the Seller occurring prior to the Closing Date with respect to any Initial Receivable or the related Financed Vehicle or occurring prior to the related Subsequent Transfer Date with respect to any Subsequent Receivables or the related Financed Vehicle or (iv) any failure of a Receivable to be originated in compliance with all requirements of law. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

                                 ARTICLE SIX

                                INDEMNIFICATION

         Section 6.01. Indemnification.

         (a) The Seller agrees to indemnify and hold harmless the Purchaser, each Underwriter and each person, if any, who controls the Purchaser or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

             (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Seller Information or any similar information contained in the Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

             (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6.01(c)) any such settlement is effected with the written consent of the Seller; and

             (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Purchaser or the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above.

         (b) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected by the Purchaser or the Representative, subject to the consent of the indemnifying party (which consent shall not be unreasonably withheld). An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent
(i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (c) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6.01(a)(ii) effected without its written consent if such (i) settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (d) If recovery is not available under the provisions of this Section for any reason other than as specified herein, or is insufficient to hold harmless any indemnified party in respect of any losses, liabilities, claims, damages and expenses herein, the indemnified parties shall be entitled to contribution in respect of any losses, liabilities, claims, damages and expenses herein, except to the extent that contribution is not permitted under
Section 11(f) of the Securities Act. In determining the amount of contribution to which the indemnified parties are entitled, there shall be considered the relative benefits received by each party, the parties' relative fault, which incorporates, among other things, their respective knowledge, access to information concerning the matter with respect to which the claim was asserted and opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The parties hereto agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the other provisions of this Section, the relative benefits received by the Underwriters shall be deemed to be in the same proportion as the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate initial public offering price of the Underwritten Notes.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                ARTICLE SEVEN

                           MISCELLANEOUS PROVISIONS

         Section 7.01. Amendment.

         (a) This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Purchaser and the Seller, without the consent of any Noteholder, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to add any other provision with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Sale and Servicing Agreement; provided, however, that any such amendment shall not, as evidenced by an Opinion of Counsel to the Seller delivered to the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder.

         (b) This Agreement may also be amended from time to time for any other purpose by a written amendment duly executed and delivered by the Seller and by the Purchaser; provided, however, that any such amendment that materially adversely affects the interests of the Noteholders under the Indenture, the Sale and Servicing Agreement or the Trust Agreement must be consented to by the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class of Notes. Promptly after the execution of any such amendment, the Seller shall furnish written notification of the substance of such amendment to the Owner Trustee, the Indenture Trustee and the Rating Agencies.

         Section 7.02. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the indemnity obligations of the Seller as provided herein, upon the termination of the Issuer as provided in the Trust Agreement.

         Section 7.03. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 7.04. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or sent by telecopier, overnight courier or mailed by registered mail, return receipt requested, in the case of the (i) Purchaser, to Pooled Auto Securities Shelf LLC, 301 South College Street, Suite E, Charlotte, North Carolina, 28288-5578, Attention: Treasury ABS Department and
(ii) Seller, to Wachovia Bank, National Association, 301 South College Street, 10th Floor, Charlotte, North Carolina 28244-0610, Attention: Treasury Department; or, as to either of such Persons, at such other address as shall be designated by such Person in a written notice to the other Persons.

         Section 7.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions and terms of this Agreement.

         Section 7.06. Further Assurances. The Seller and the Purchaser agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party hereto or by the Issuer or the Indenture Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements, amendments, continuation statements or releases relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

         Section 7.07. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser, the Issuer, the Indenture Trustee, the Noteholders or the Seller, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         Section 7.08. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 7.09. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Issuer, the Indenture Trustee, the Owner Trustee, the Noteholders and the Underwriters. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

         Section 7.10. Headings. The Article and Section headings and the Table of Contents herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 7.11. Representations, Warranties and Agreements to Survive. The respective agreements, representations, warranties and other statements by the Seller and by the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing hereunder of the transfers and assignments by the Seller to the Purchaser and by the Purchaser to the Issuer and shall inure to the benefit of the Purchaser, the Trustees and the Noteholders.

         Section 7.12. No Proceedings. So long as this Agreement is in effect, and for one year plus one day following its termination, the Seller agrees that it will not file any involuntary petition or otherwise institute any bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or State bankruptcy law or similar law against the Purchaser or the Issuer.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                                  WACHOVIA BANK, NATIONAL ASSOCIATION,
                                  as Seller

                                        /s/ David T. Mason
                                  By:
                                      ---------------------------------
                                      Name:  David T. Mason
                                      Title: Senior Vice President

                                  POOLED AUTO SECURITIES SHELF LLC,
                                  as Purchaser

                                            /s/ Scott D. Weaver
                                  By:
                                      ---------------------------------
                                      Name:  Scott D. Weaver
                                      Title: Vice President



                                                  Receivables Purchase Agreement

                                                                     SCHEDULE A

                            SCHEDULE OF RECEIVABLES

                [Original on file at Master Servicer's office]

                                                                      SCHEDULE B


                         LOCATION OF RECEIVABLE FILES

Wachovia Bank, National Association
1628 Browning Road, SC8846
Columbia, South Carolina  29226-0002

Wachovia Bank, National Association
Dealer Service Center
1451 Thomas Langston Road
Winterville, North Carolina  28590

                                                                       EXHIBIT A


             REPRESENTATIONS AND WARRANTIES AS TO THE RECEIVABLES

                 See Exhibit A to Sale and Servicing Agreement

                                                                       EXHIBIT B


                     FORM OF FIRST-TIER INITIAL ASSIGNMENT

         For value received, in accordance with the receivables purchase agreement, dated as of June 1, 2006 (the "Receivables Purchase Agreement"), between Wachovia Bank, National Association (the "Seller") and Pooled Auto Securities Shelf LLC (the "Purchaser"), the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey unto the Purchaser, without recourse (subject to the obligations of the Seller herein and in the Receivables Purchase Agreement), all right, title and interest of the Seller in, to and under, whether now owned or existing or hereafter acquired or arising, in, to and under the following

             (i) the Initial Receivables listed on Schedule A hereto (the "Initial Receivables") and all amounts due and received on or in respect of the Initial Receivables (including proceeds of the repurchase of Initial Receivables by the Seller pursuant to the Receivables Purchase Agreement) after the Initial Cutoff Date;

             (ii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Initial Receivables and any other interest of the Seller in such Financed Vehicles;

             (iii) all proceeds from claims on or refunds of premiums of any physical damage or theft insurance policies and extended warranties covering the Financed Vehicles and any proceeds or refunds of premiums of any credit life or credit disability insurance policies relating to the Initial Receivables, the related Financed Vehicles or the related Obligors;

                  (iv) the Receivable Files that relate to the Initial Receivables;

                  (v) any proceeds of Dealer Recourse;

                  (vi) the right to realize upon any property (including the right to receive future Net Liquidation Proceeds and Recoveries) that shall have secured an Initial Receivable and have been repossessed by or on behalf of the Seller; and

                  (vii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing, and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all accounts, accounts receivable, general intangibles, chattel paper, documents, money, investment property, deposit accounts, letters of credit, letter of credit rights, insurance proceeds, condemnation awards, notes, drafts, acceptances, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         In the event that the foregoing sale, transfer, assignment and conveyance is deemed to be a pledge, the Seller hereby grants to the Purchaser a first priority security interest in all of the Seller's right to and interest in the Initial Receivables and other property described in clauses
(i) through (viii) above to secure a loan deemed to have been made by the Purchaser to the Seller in an amount equal to the sum of the initial principal amount of the Notes plus accrued interest thereon.

         THIS FIRST-TIER INITIAL ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS OF THE SELLER UNDER THIS FIRST-TIER INITIAL ASSIGNMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         This First-Tier Initial Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Purchase Agreement and is to be governed by the Receivables Purchase Agreement.

         Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Receivables Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this First-Tier Initial Assignment to be duly executed as of June __, 2006.

                                             WACHOVIA BANK, NATIONAL ASSOCIATION





                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT C


                   FORM OF FIRST-TIER SUBSEQUENT ASSIGNMENT


         For value received, in accordance with the receivables purchase agreement, dated as of June 1, 2006 (the "Receivables Purchase Agreement"), between Wachovia Bank, National Association (the "Seller") and Pooled Auto Securities Shelf LLC (the "Purchaser"), the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey unto the Purchaser, without recourse (subject to the obligations of the Seller herein and in the Receivables Purchase Agreement), all right, title and interest of the Seller in, to and under, whether now owned or existing or hereafter acquired or arising, in, to and under the following:

             (i) the Subsequent Receivables listed on Schedule A hereto
         (the "Subsequent Receivables") and all amounts due and received on or in respect of the Subsequent Receivables (including proceeds of the repurchase of Subsequent Receivables by the Seller pursuant to the Receivables Purchase Agreement) after the Subsequent Cutoff Date;

             (ii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Subsequent Receivables;

             (iii) all proceeds from claims on or refunds of premiums of any physical damage or theft insurance policies and extended warranties covering the Financed Vehicles and any proceeds or refunds of premiums of any credit life or credit disability insurance policies relating to the Subsequent Receivables, the related Financed Vehicles or the related Obligors;

             (iv) the Receivable Files that relate to the Subsequent
         Receivables;

             (v) any proceeds of Dealer Recourse;

             (vi) the right to realize upon any property (including the right to receive future Net Liquidation Proceeds and Recoveries) that shall have secured an Initial Receivable and have been repossessed by or on behalf of the Seller; and

             (vii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing, and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all accounts, accounts receivable, general intangibles, chattel paper, documents, money, investment property, deposit accounts, letters of credit, letter of credit rights, insurance proceeds, condemnation awards, notes, drafts, acceptances, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         The Subsequent Cutoff Date with respect to each Subsequent Receivable is ____________, 200_.

         The Seller hereby represents that as of the Subsequent Cutoff Date, the aggregate Principal Balance of the Subsequent Receivables was $_________.

         In the event that the foregoing sale, transfer, assignment and conveyance is deemed to be a pledge, the Seller hereby grants to the Subsequent Purchaser a first priority security interest in all of the Seller's right to and interest in the Subsequent Receivables and other property described in clauses (i) through (viii) above to secure a loan deemed to have been made by the Purchaser to the Seller in an amount equal to the sum of the initial principal amount of the Notes plus accrued interest thereon.

         THIS FIRST-TIER SUBSEQUENT ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS OF THE SELLER UNDER THIS FIRST-TIER SUBSEQUENT ASSIGNMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         This First-Tier Subsequent Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Purchase Agreement and is to be governed by the Receivables Purchase Agreement.

         Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Receivables Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this First-Tier Subsequent Assignment to be duly executed as of __________ __, 200_.

                                             WACHOVIA BANK, NATIONAL ASSOCIATION



                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                                                      EXHIBIT D


                      WACHOVIA BANK, NATIONAL ASSOCIATION
                       OFFICER'S CERTIFICATE PURSUANT TO
                    SECTION 4.01(a)(iii)(C) and (b)(iii)(D)
                     OF THE RECEIVABLES PURCHASE AGREEMENT


         I, ______________, do hereby certify that I am a duly elected, qualified and acting Vice President of Wachovia Bank, National Association, a national banking association (the "Bank"), and that, as such, I am authorized to execute this certificate on behalf of the Bank. Pursuant to Section 4.01(a)(iii)(B) of the receivables purchase agreement, dated as of June 1, 2006 (the "Receivables Purchase Agreement"), between the Bank and Pooled Auto Securities Shelf LLC ("PASS"), I hereby further certify on behalf of the Bank as follows:

         1. Each of the representations and warranties of the Bank contained or incorporated by reference in Section 3.02 of the Receivables Purchase Agreement and Section 6.01 of the Sale and Servicing Agreement is true and correct on and as of the date hereof.

         2. There is no litigation pending, or to my knowledge, threatened, which, if determined adversely to the Bank, (i) would adversely affect the enforceability of a material portion of the Receivables, the sale of the Receivables, the execution, delivery or enforceability of the Basic Documents to which the Bank is a party or the ability of the Bank to service and administer the Receivables in accordance with the terms of the Sale and Servicing Agreement, (ii) would breach the representations and warranties of the Bank contained in or incorporated by reference in the Receivables Purchase Agreement or the Sale and Servicing Agreement or (iii) is likely to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Bank.

         3. The Bank has complied with all agreements to which it is a party in connection with the transactions contemplated by the Basic Documents to which the Bank is a party, and has satisfied all the conditions on its part to be performed or satisfied prior to the Closing Date.

         4. No event of default in the performance of any of the Bank's covenants or agreements under the Basic Documents to which the Bank is a party has occurred and is continuing, nor has an event occurred which with the passage of time or notice or both would become such an event of default.

         Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Receivables Purchase Agreement.

         IN WITNESS WHEREOF, I have signed by name as of this ____ day of June 2006.



                                               ---------------------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT E


                     OPINION OF COUNSEL FOR WACHOVIA BANK



                                     E-1